Exhibit 99.1

--------------------------------------------------------------------------------

PRIME GROUP REALTY TRUST

--------------------------------------------------------------------------------




                              Second Quarter, 2003

                 Supplemental Financial and Operating Statistics
                              for the three months
                               ended June 30, 2003




     This Supplemental Financial and Operating Statistics is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.


     Certain statements in this release regarding anticipated operating results and time are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes the statements and projections are based upon reasonable assumptions, actual results may differ from those projected. Key factors that could cause actual results to differ materially include economic downturns, successful and timely completion of acquisitions, renovations and development programs, leasing activities and other risks associated with the commercial real estate business, and as detailed in the Company's filings from time to time with the Securities and Exchange Commission.

                                Table of Contents

Company Overview                                                            Page
 Corporate Profile                                                            3
 Board of Trustees and Executive Officers                                     4

Quarterly Financial and Operating Results
 Second Quarter Highlights                                                    5
 Consolidated Statements of Operations
    - Three Months ended June 30, 2003                                        6
 Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
    - Three Months ended June 30, 2003                                        7
 Consolidated Statements of Operations
    - Six Months ended June 30, 2003                                          8
 Consolidated Reconciliation of Net Income to Funds from Operations (FFO)
    - Six Months ended June 30, 2003                                          9
 Consolidated Balance Sheet                                                  10
 Leasing Activity Summary by Quarter                                         11
 Leasing Activity Summary Year-to-Date                                       12
 Same-Store Leasing Summary                                                  13
 Acquisition/Disposition Activity                                            14

Market Capitalization and Indebtedness Information
 Market Capitalization                                                       15
 Capital Markets Activity                                                    16
 Indebtedness Schedule                                                       17
 Recourse Indebtedness Schedule                                              18
 Indebtedness Allocation Graphs                                              19
 Interest Rate Hedge Agreements                                              20
 Indebtedness Maturities                                                     21
 Indebtedness Maturities with Extension Options                              22
 Indebtedness Maturity Schedule through 2004                                 23
 Maturing Contractual Obligations                                            24

Portfolio Information
 Capital Expenditure Disclosure                                              25
 Square Feet of Office and Industrial Properties Owned
  and Joint Venture Development Interests                                    26
 Property Summary                                                            27
 Office Lease Expiration Schedule                                            28
 Industrial Lease Expiration Schedule                                        29
 Largest Office Tenants by Gross Revenue                                     30
 Largest Industrial Tenants by Gross Revenue                                 31
 Standard Industrial Classification (SIC)                                    32

Investor Relations Information                                               33

                                Corporate Profile

     Prime Group Realty Trust is a fully-integrated, self-administered, and self-managed real estate investment trust (REIT) that owns, manages, leases, develops, and redevelops office and industrial property, primarily in metropolitan Chicago. As of August 7, 2003, we own 14 office properties containing an aggregate of 7.0 million net rentable square feet and 30 industrial properties containing an aggregate of 3.9 million net rentable square feet. In addition, we have joint venture interests in two office properties totaling 1.3 million rentable square feet: 77 West Wacker Drive, Chicago, Illinois and Thistle Landing, Phoenix, Arizona. The portfolio also includes
232.4 acres of developable land.

     In terms of net rentable square feet, all of our properties are located in metropolitan Chicago and accounted for all of our total rental revenue (excluding discontinued operations) for the quarter ended June 30, 2003.

Board of Trustees
-----------------
Douglas Crocker II
Principal, DC Partners, LLC

Raymond H. D'Ardenne
Principal, Castle Pines Advisors

Jacque M. Ducharme
Vice Chairman Western Region and Director, Julien J. Studley, Inc.

Daniel A. Lupiani
President, Lupiani & Associates, LLC

Stephen J. Nardi
Chairman of the Board of Trustees, Prime Group Realty Trust

Christopher J. Nassetta
President and Chief Executive Officer, Host Marriott Corporation

Executive Officers
------------------
Stephen J. Nardi
Chairman of the Board of Trustees

Louis G. Conforti
Co-President, Chief Financial Officer

Jeffrey A. Patterson
Co-President, Chief Investment Officer

Steven R. Baron
Executive Vice-President, CBD Office Leasing

Donald F. Faloon
Executive Vice President, Development

James F. Hoffman
Executive Vice-President, General Counsel and Secretary

Faye I. Oomen
Executive Vice President, Suburban/CBD Office Leasing

John F. Bucheleres
Senior Vice President, CBD Office Leasing

Paul G. Del Vecchio
Senior Vice President, Capital Markets

Roy P. Rendino
Senior Vice President, Finance and Chief Accounting Officer

Christopher "Kit" J. Sultz
Senior Vice President, Industrial Operations

                         Second Quarter 2003 Highlights

     GAAP loss per diluted share for the second quarter of 2003 was $0.12, an decrease from a loss of $0.27 per diluted share for the second quarter of 2002.

     Funds from Operations ("FFO") for the second quarter of 2003 totaled $0.23 per diluted share, as compared to $0.29 per diluted share for the second quarter of 2002.

     The Company realized a "same-store" decrease in GAAP operating income of 22.9% and a "same-store" decrease in net operating income of 18.9% for the 9.4 million square feet of office and industrial properties that were owned during both the 2002 and 2003 second quarters, principally due to the decrease in revenue following the February 2003 termination of our leases with Arthur Andersen LLP, partially offset by related lease termination fee income.

     During the quarter, the Company renewed or extended 17 office leases totaling 179,916 square feet, expanded five office leases totaling 25,931 square feet, and signed five new office leases totaling 16,424 square feet. In addition, one industrial lease was renewed for 15,680 square feet.

     The Company executed several capital transactions during the quarter including:

          The sale of the National City Center office property in Cleveland, Ohio for $80.0 million.

          The repayment of $8.1 million of the mezzanine debt with Fleet National Bank principally from the proceeds of the sale of National City Center.

          The repayment of $7.6 million of one of the loans with Security Capital Preferred Growth ("SCPG") from the proceeds of the sale of National City Center.

          Exercising the Company's first extension option extending the maturity of the SCPG loans until January 12, 2004.

Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)

                                                            Three Months Ended
                                                                 June 30
                                                             2003         2002
                                                          ----------------------
Revenue:
Rental                                                    $ 27,048     $ 24,384
Lease termination fees                                       1,514           78
Tenant reimbursements                                       14,608       14,279
Other property revenues                                      1,191        1,411
Services Company revenue                                       807        1,329
                                                          ----------------------
Total revenue                                               45,168       41,481

Expenses:
Property operations                                         10,881       11,628
Real estate taxes                                           10,580        8,935
Depreciation and amortization                                9,963        7,524
General and administrative                                   2,626        2,470
Services Company operations                                    607          874
Severance costs                                                  -        1,979
Strategic alternative costs                                    420          651
                                                          ----------------------
Total expenses                                              35,077       34,061
                                                          ----------------------

Operating income                                            10,091        7,420
Other income                                                 1,598          410
Interest:
  Expense                                                  (14,464)      (8,424)
  Amortization of deferred financing costs                  (1,328)        (682)
                                                          ----------------------
Loss from continuing operations before minority interests   (4,103)      (1,276)
Minority interests                                           2,238        1,876
                                                          ----------------------
(Loss) income from continuing operations                    (1,865)         600
Discontinued operations, net of minority interests of
 $(627) and $784 in 2003 and 2002, respectively              1,984         (903)
                                                          ----------------------
Income (loss) before loss on sales of real estate              119         (303)
Loss on sales of non-operating properties, net of minority
 interests of $408 in 2002                                       -         (580)
                                                          ----------------------
Net income (loss)                                              119         (883)
Net income allocated to preferred shareholders              (2,250)      (3,380)
                                                          ----------------------
Net loss available to common shareholders                 $ (2,131)    $ (4,263)
                                                          ======================

Basic and diluted earnings available to common shares per
 weighted-average common share:
Loss from continuing operations, net of minority interests
 and the allocation of net income to preferred
 shareholders                                             $  (0.24)    $  (0.18)
Discontinued operations, net of minority interests            0.12        (0.06)
Loss on sales of real estate, net of minority interests          -        (0.03)
                                                          ----------------------
Net loss available per weighted-average common share of
 beneficial interest -basic and diluted                   $  (0.12)    $  (0.27)
                                                          ======================

GAAP Reconciliation of Net Income (Loss) to Funds from Operations (FFO) (000's omitted, except per share/unit data)
(Unaudited)

                                                            Three Months Ended
                                                                 June 30
                                                            2003          2002
                                                          ----------------------
Net income (loss)                                         $    119     $   (883)
Adjustments to reconcile to Funds from Operations:
Real estate depreciation and amortization                    9,615        7,379
Amortization of costs for leases assumed                       748          157
Share of joint venture real estate depreciation and
 amortization                                                  871          844
Loss on sale of operating property, net of minority
 interests                                                       -          580
Adjustments for discontinued operations:
 Real estate depreciation and  amortization                      -        1,464
 Provision for impairment on operating real estate               -          566
 (Gain) loss on sale of discontinued operating property     (1,220)       3,812
 Minority interests                                            627         (784)
Minority interests                                          (2,238)      (1,876)
Income allocated to preferred shareholders                  (2,250)      (3,380)
                                                          ----------------------
Funds from Operations(1)                                  $  6,272     $  7,879
                                                          ======================
FFO per common share of beneficial interest:
 Basic and Diluted                                        $   0.23     $   0.29
                                                          ======================
Weighted average shares of beneficial interest:
 Basic and Diluted                                          26,747       26,749
                                                          ======================

(1) Funds from Operations is a non-GAAP financial measure. Funds from Operations ("FFO") is defined as net income (loss), computed in accordance with generally accepted accounting principles ("GAAP") plus real estate depreciation and amortization, excluding gains (or losses) from sales of operating properties (which we believe includes impairments on operating real estate), and after comparable adjustments for unconsolidated joint ventures and discontinued operations. Funds from Operations includes results from discontinued operations, including revenues, property operations expense, real estate taxes expense and interest expense.The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.

     The Company utilizes FFO as a performance measure. The Company believes that FFO provides useful information to investors regarding the Company's performance as FFO provides investors with additional means of comparing the Company's operating performance with the operating performance of its competitors. FFO is not representative of cash flow from operations, is not indicative that cash flows are adequate to fund all cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. The Company believes that net income (loss) is the most directly comparable GAAP financial measure to FFO.

Consolidated Statements of Operations
(000's omitted, except per share data)
(Unaudited)

                                                              Six Months Ended
                                                                 June 30
                                                            2003         2002
                                                         -----------------------
Revenue:
Rental                                                   $  53,266    $  48,624
Lease termination fees                                      31,226          745
Tenant reimbursements                                       29,990       28,249
Other property revenues                                      2,533        2,871
Services Company revenue                                     1,465        2,760
                                                         -----------------------
Total revenue                                              118,480       83,249

Expenses:
Property operations                                         22,616       22,421
Real estate taxes                                           20,760       18,345
Depreciation and amortization                               19,445       14,691
General and administrative                                   4,946        4,445
Services Company operations                                  1,167        2,009
Provision for asset impairment                                   -        5,171
Severance costs                                                  -        1,979
Strategic alternative costs                                    473          913
                                                         -----------------------
Total expenses                                              69,407       69,974
                                                         -----------------------

Operating income                                            49,073       13,275
Other income                                                 2,094        1,247
Interest:
  Expense                                                  (29,763)     (17,085)
  Amortization of deferred financing costs                  (2,950)      (1,376)
                                                         -----------------------
Income (loss) from continuing operations before minority
 interests                                                  18,454       (3,939)
Minority interests                                          (6,120)       5,461
                                                         -----------------------
Income from continuing operations                           12,334        1,522
Discontinued operations, net of minority interests of
 $(1,101) and $13,666 in 2003 and 2002, respectively         2,656      (19,617)
                                                         -----------------------
Income (loss) before loss on sales of real estate           14,990      (18,095)
Loss on sales of non-operating properties, net of minority
 interests of $626 in 2002                                       -         (895)
                                                         -----------------------
Net income (loss)                                           14,990      (18,990)
Net income allocated to preferred shareholders              (4,500)      (6,579)
                                                         -----------------------
Net income (loss) available to common shareholders       $  10,490    $ (25,569)
                                                         =======================
Basic and diluted earnings available to common shares per
 weighted-average common share:
Income (loss) from continuing operations, net of minority
 interests and the allocation of net income to preferred
 shareholders                                            $    0.47    $   (0.32)
Discontinued operations, net of minority interests            0.16        (1.25)
Loss on sales of real estate, net of minority interests          -        (0.06)
                                                         -----------------------
Net income (loss) available per weighted-average common
 share of beneficial interest -basic and diluted         $    0.63    $   (1.63)
                                                         =======================

GAAP Reconciliation of Net Income (Loss) to Funds from Operations (FFO)
(000's omitted, except per share/unit data)
(Unaudited)
                                                              Six Months Ended
                                                                 June 30
                                                            2003         2002
                                                         -----------------------
Net income (loss)                                        $  14,990    $ (18,990)
Adjustments to reconcile to Funds from Operations:
Real estate depreciation and amortization                   18,736       14,413
Amortization of costs for leases assumed                     1,068          320
Share of joint venture real estate depreciation and
 amortization                                                1,725        1,687
Loss on sale of operating property, net of minority
 interests                                                       -          687
Adjustments for discontinued operations:
  Real estate depreciation and amortization                    555        3,885
  Provision for impairment on operating real estate              -       34,200
  (Gain)loss on sale of operating real estate               (1,220)       3,812
  Minority interests                                         1,101      (13,666)
Minority interests                                           6,120       (5,461)
Income allocated to preferred shareholders                  (4,500)      (6,579)
                                                         -----------------------
Funds from Operations(1)                                 $  38,575    $  14,308
                                                         =======================
FFO per common share of beneficial interest:
  Basic and Diluted                                      $    1.44    $    0.54
                                                         =======================
Weighted average shares of beneficial interest:
  Basic and Diluted                                         26,747       26,631
                                                         =======================

(1) Funds from Operations is a non-GAAP financial measure. Funds from Operations ("FFO") is defined as net income (loss), computed in accordance with generally accepted accounting principles ("GAAP") plus real estate depreciation and amortization, excluding gains (or losses) from sales of operating properties (which we believe includes impairments on operating real estate), and after comparable adjustments for unconsolidated joint ventures and discontinued operations. Funds from Operations includes results from discontinued operations, including revenues, property operations expense, real estate taxes expense and interest expense.The Company computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company.

     The Company utilizes FFO as a performance measure. The Company believes that FFO provides useful information to investors regarding the Company's performance as FFO provides investors with additional means of comparing the Company's operating performance with the operating performance of its competitors. FFO is not representative of cash flow from operations, is not indicative that cash flows are adequate to fund all cash needs and should not be considered as an alternative to cash flows as a measure of liquidity. The Company believes that net income (loss) is the most directly comparable GAAP financial measure to FFO.

Consolidated Balance Sheet
(000's omitted, except share data)
(Unaudited)

                                                          June 30    December 31
                                                            2003         2002
                                                        ------------------------
Assets
Real estate, at cost:
 Land                                                   $  169,188   $  183,891
 Building and improvements                                 952,973    1,032,669
 Tenant improvements                                       110,572      111,547
 Furniture, fixtures and equipment                          10,265       10,218
                                                        ------------------------
                                                         1,242,998    1,338,325
 Accumulated depreciation                                 (118,605)    (110,387)
                                                        ------------------------
                                                         1,124,393    1,227,938
 Property held for development                              22,568       20,158
                                                        ------------------------
                                                         1,146,961    1,248,096

Investments in unconsolidated entities                       1,239        1,440
Cash and cash equivalents                                    8,686       15,800
Receivables, net of allowance of $2,243 and $1,867 at
 June 30, 2003 and December 31, 2002, respectively:
   Tenant                                                    1,939        1,595
   Deferred rent                                            21,799       22,351
   Other                                                       262        2,453
Restricted cash escrows                                     83,329       58,933
Deferred costs, net                                         52,801       53,943
Other                                                        3,596        3,987
                                                        ------------------------
Total assets                                            $1,320,612   $1,408,598
                                                        ========================

Liabilities and Shareholders' Equity
Mortgages and notes payable                             $  590,600   $  671,340
Bonds payable                                               24,900       24,900
Construction financing                                     238,171      208,198
Accrued interest payable                                     6,548       21,818
Accrued real estate taxes                                   40,982       36,642
Accrued tenant improvement allowances                       22,185       33,172
Accounts payable and accrued expenses                       19,119       16,981
Construction costs payable, including retention of
 $2,495 and $5,034 at June 30, 2003 and December 31,
 2002, respectively                                          7,804       12,896
Liabilities for leases assumed                              16,771       21,692
Deficit investment in unconsolidated entity                  3,290        4,223
Other                                                        8,807       10,654
                                                        ------------------------
Total liabilities                                          979,177    1,062,516
Minority interests:
 Operating Partnership                                      29,047       98,643
 Other                                                          --        2,000
Shareholders' equity:
 Preferred Shares, $0.01 par value; 30,000,000 shares
 authorized:
 Series B - Cumulative Redeemable Preferred Shares,
 4,000,000 shares designated, issued and outstanding
 at June 30, 2003 and December 31, 2002                         40           40
 Common Shares, $0.01 par value; 100,000,000 shares
 authorized; 23,670,522 and 15,689,623 shares issued
 and outstanding at June 30, 2003 and December 31,
 2002, respectively                                            236          157
 Additional paid-in capital                                381,252      330,327
 Accumulated other comprehensive loss                       (5,053)      (6,008)
 Distributions in excess of earnings                       (64,087)     (79,077)
                                                        ------------------------
Total shareholders' equity                                 312,388      245,439
                                                        ------------------------
Total liabilities and shareholders' equity              $1,320,612   $1,408,598
                                                        ========================




Leasing Activity Summary (1)
June 30, 2003

New Leasing By Quarter
SECOND QUARTER 2003                      Downtown  Suburban    Total   Industrial   Total
NEW LEASING                                Office    Office    Office              Portfolio
                                         -------------------------------------------------------
3/31/2003 Net Rentable (1)               6,279,163 1,685,719 7,964,882 3,874,712  11,839,594
6/30/2003 Net Rentable (1)               6,289,718 1,687,169 7,976,887 3,874,712  11,851,599

3/31/2003 Occupied SF                    4,549,614 1,432,158 5,981,772 3,214,979   9,196,751
3/31/2003 Occupied %                          72.5%     85.0%     75.1%     83.0%       77.7%
          Number of New Leases Commencing        4         2         6         -           6
          SF of New Leasing Commencing     281,146    12,828   293,974         -     293,974
          Number of Expansions Commencing        4         1         5         -           5
          SF of Expansions Commencing       19,111     6,961    26,072         -      26,072
          Number of Move Outs                   13         2        15         1          16
          SF of Move Outs                  185,304    12,298   197,602   120,004     317,606
          Number of Lease Terminations           2         3         5         -           5
          SF of Lease Terminations          17,580    14,281    31,861         -      31,861
6/30/2003 Occupied SF                    4,646,987 1,425,368 6,072,355 3,094,975   9,167,330
6/30/2003 Occupied %                          73.9%     84.5%     76.1%     79.9%       77.4%

Renewal Leasing by Quarter
SECOND QUARTER 2003                      Downtown  Suburban    Total   Industrial   Total
RENEWAL LEASING  (2)                       Office    Office    Office              Portfolio
                                         -------------------------------------------------------
Number of Renewals                              13         1        14         -          14
SF up for Renewal  (3)                     241,165    15,513   256,678   120,004     376,682
SF of Leases Renewed                        55,861     3,215    59,076         -      59,076
Renewal Percentage                            23.2%     20.7%     23.0%        -        15.7%

Old Rental Rate Including Straight-Line
 Rent  (4)                                  $24.47    $27.34    $24.62        $-      $24.62
New Rental Rate Including Straight-Line
 Rent  (4)                                  $31.93    $21.56    $31.36        $-      $31.36
Percentage Change in Rental Rate              30.5%   (21.1)%     27.4%        -        27.4%

Old Rental Rate Excluding Straight-Line
 Rent  (5)                                  $28.90    $27.83    $28.84        $-      $28.84
New Rental Rate Excluding Straight-Line
 Rent  (5)                                  $30.09    $22.97    $29.70        $-      $29.70
Percentage Change in Rental Rate               4.1%   (17.5)%      3.0%        -         3.0%


(1) 3/31/03 & 6/30/03 Downtown Office totals include 77 West Wacker, but exclude National City Center, which was sold on June 18, 2003.
(2) Renewals exclude lease terms less than 36 months.
(3) SF up for Renewal excludes tenants in bankruptcy and lease terminations.
(4) Old and New Rental rates including Straight-Line Rent refer to the average gross rental rate over the term of the old lease and the lease renewal, respectively.
(5) Old and New Rental rates excluding Straight-Line Rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.



Leasing Activity Summary (1)
June 30, 2003

New Leasing Year-to-Date
2003 NEW LEASING                         Downtown  Suburban    Total                Total
                                           Office    Office    Office  Industrial  Portfolio
                                         -------------------------------------------------------
12/31/2002 Net Rentable (1)              6,274,575 1,686,176 7,960,751 3,874,712  11,835,463
 6/30/2003 Net Rentable (1)              6,289,718 1,687,169 7,976,887 3,874,712  11,851,599

12/31/2002 Occupied SF                   4,461,991 1,425,770 5,887,761 3,270,585   9,158,346
12/31/2002 Occupied %                         71.1%     84.6%     74.0%     84.4%       77.4%
           Number of New Leases
            Commencing                          14         3        17         -          17
           SF of New Leasing Commencing  1,079,448    14,201 1,093,649         -   1,093,649
           Number of Expansions
            Commencing                           9         3        12         -          12
           SF of Expansions Commencing      25,599    15,082    40,681         -      40,681
           Number of Move Outs                  19         3        22         3          25
           SF of Move Outs                 236,671    14,640   251,311   175,610     426,921
           Number of Lease Terminations          6         4        10         -          10
           SF of Lease Terminations        683,380    15,045   698,425         -     698,425
 6/30/2003 Occupied SF                   4,646,987 1,425,368 6,072,355 3,094,975   9,167,330
 6/30/2003 Occupied %                         73.9%     84.5%     76.1%     79.9%       77.4%

Renewal Year-to-Date
2003 RENEWAL LEASING  (2)                Downtown  Suburban    Total                Total
                                           Office    Office    Office  Industrial  Portfolio
                                         -------------------------------------------------------
Number of Renewals                              18         3        21         -          21
SF up for Renewal  (3)                     303,255    24,362   327,617   175,610     503,227
SF of Leases Renewed                        66,584     9,722    76,306         -      76,306
Renewal Percentage                            22.0%     39.9%     23.3%        -        15.2%

Old Rental Rate Including Straight-Line
 Rent  (4)                                  $23.07    $26.32    $23.49        $-      $23.49
New Rental Rate Including Straight-Line
 Rent  (4)                                  $31.55    $24.69    $30.68        $-      $30.68
Percentage Change in Rental Rate              36.7%    (6.2)%     30.6%        -        30.6%

Old Rental Rate Excluding Straight-Line
 Rent  (5)                                  $28.80    $26.80    $28.55        $-      $28.55
New Rental Rate Excluding Straight-Line
 Rent  (5)                                  $29.85    $24.83    $29.21        $-      $29.21
Percentage Change in Rental Rate               3.6%    (7.4)%      2.3%        -         2.3%


(1) 12/31/02 & 6/30/03 Downtown Office totals include 77 West Wacker, but exclude National City Center, which was sold on June 18, 2003.
(2) Renewals exclude lease terms less than 36 months.
(3) SF up for Renewal excludes tenants in bankruptcy and lease terminations.
(4) Old and New Rental rates including Straight-Line Rent refer to the average gross rental rate over the term of the old lease and the lease renewal, respectively.
(5) Old and New Rental rates excluding Straight-Line Rent refer to the gross rental rate in place at the expiration date of the old lease and the gross rental rate at the commencement date of the new lease, respectively.

Same-Store Leasing Summary
June 30, 2003 vs. June 30, 2002
                                     Square Feet (SF)     SF Leased      % Leased       SF        SF Leased     % Leased
                                        June 30,          June 30,        June 30,    June 30,     June 30,      June 30,
                                         2002               2002            2002        2003         2003          2003
                                     -------------------------------------------------------------------------------------

Downtown Office
33 W. Monroe Street                        846,759          768,429          90.7%     852,075       183,688       21.6%
77 West Wacker Drive                       944,556          920,301          97.4%     944,556       867,852       91.9%
208 South LaSalle Street                   861,566          791,080          91.8%     865,410       803,219       92.8%
180 North LaSalle Street                   758,361          687,418          90.6%     760,929       629,661       82.7%
IBM                                      1,356,826        1,319,664          97.3%   1,364,635     1,221,390       89.5%
                                     --------------       ----------     ---------  -----------   -----------   ----------
Downtown Office Total                    4,768,068        4,486,892          94.1%   4,787,605     3,705,810       77.4%
                                     --------------       ----------     ---------  -----------   -----------   ----------

Suburban Office
7100 Madison                                50,157           50,157         100.0%      50,157        50,157      100.0%
Atrium Building                             65,361           60,056          91.9%      65,361        57,152       87.4%
Brush Hill                                 109,877          109,877         100.0%     109,904       109,904      100.0%
Continental Towers                         925,091          715,365          77.3%     925,091       714,954       77.3%
Enterprise Center II                        62,619           54,270          86.7%      62,619        54,270       86.7%
Jorie Boulevard                            191,666          191,666         100.0%     191,666       186,493       97.3%
Narco River                                 65,386           52,065          79.6%      64,929        52,674       81.1%
Narco Tower                                 50,400           50,400         100.0%      50,400        50,400      100.0%
Olympian Office Center                     165,717          163,798          98.8%     167,042       151,696       90.8%
                                     --------------       ----------     ---------  -----------   -----------   ----------
Suburban Office Total                    1,686,274        1,447,654          85.8%   1,687,169     1,427,700       84.6%
                                     --------------       ----------     ---------  -----------   -----------   ----------

Industrial Property
Enterprise Center II                       169,435           28,978          17.1%     169,435        28,978       17.1%
Enterprise Center III                      291,550          154,275          52.9%     291,550       154,275       52.9%
Enterprise Center IV                        87,484           85,800          98.1%      87,484        85,800       98.1%
Enterprise Center EC                        14,070           14,070         100.0%      14,070        14,070      100.0%
Enterprise Center V                        196,475          196,475         100.0%     196,475       196,475      100.0%
Enterprise Center VI                       250,266          248,255          99.2%     250,266       248,255       99.2%
HEC                                         76,821           71,203          92.7%      76,821        70,797       92.2%
Enterprise Center VII                      462,670          462,670         100.0%     462,670       462,670      100.0%
Enterprise Center VIII                     242,199           81,859          33.8%     242,199        81,859       33.8%
Enterprise Center IX                       162,682          107,469          66.1%     162,682       107,469       66.1%
Enterprise Center X                        172,775          169,659          98.2%     172,775       169,659       98.2%
Arlington I-III                            304,506          304,506         100.0%     304,506       304,506      100.0%
342 Carol Lane                              67,935           67,935         100.0%      67,935        67,935      100.0%
343 Carol Lane                              30,084           30,084         100.0%      30,084             -        0.0%
370 Carol Lane                              60,290           60,290         100.0%      60,290        60,290      100.0%
388 Carol Lane                              40,502           40,502         100.0%      40,502        40,502      100.0%
200 Fullerton Avenue                        66,254           66,254         100.0%      66,254        66,254      100.0%
350 Randy Road                              25,200           25,200         100.0%      25,200        22,050       87.5%
550 Kehoe Street                            44,575           44,575         100.0%      44,575        44,575      100.0%
4160 Madison Avenue                         79,532           79,532         100.0%      79,532        79,532      100.0%
4211 Madison Avenue                         90,344           90,344         100.0%      90,344        90,344      100.0%
4300 Madison Avenue                        127,129          103,350          81.3%     127,129       103,350       81.3%
1051 Kirk Road                             120,004          120,004         100.0%     120,004             -        0.0%
1401 S. Jefferson Street                    17,265           17,265         100.0%      17,265        17,265      100.0%
11039 Gage Avenue                           21,935           21,935         100.0%      21,935        21,935      100.0%
11045 Gage Avenue                          136,600          136,600         100.0%     136,600       136,600      100.0%
555 Kirk Road                               62,400           62,400         100.0%      62,400        62,400      100.0%
1541 Abbott Drive                           43,930           43,930         100.0%      43,930        43,930      100.0%
1455 Sequoia Drive                         257,600          216,200          83.9%     257,600       161,000       62.5%
200 S. Mitchell Street                     152,200          152,200         100.0%     152,200       152,200      100.0%
                                     --------------       ----------     ---------  -----------   -----------   ----------
Industrial Property Totals               3,874,712        3,303,819          85.3%   3,874,712     3,094,975       79.9%
                                     --------------       ----------     ---------  -----------   -----------   ----------

TOTALS                                  10,329,054        9,238,365          89.4%  10,349,486     8,228,485       79.5%
                                     ==============       ==========     =========  ===========   ===========   ==========


Acquisition/Disposition Activity
Three Months Ended June 30, 2003
                                                   Net
                                                Rentable    Acquisition                   Date
                                                 Square     Cost / Sales    Mortgage    Acquired /
Property                        Location       Feet/Acres      Price      Indebtedness    Sold
--------------------------------------------------------------------------------------------------
  Acquisition:
   Land                        Aurora, IL         30.3        $  2.4            -         June

  Disposition:
   National City Center      Cleveland, OH     767,181        $ 80.0       $ 64.7         June

Market Capitalization
June 30, 2003
Common Equity
-------------
Common Shares Outstanding                                  23,670,522
Operating Partnership Units(1)                              3,076,586
                                                        --------------
Total Shares and Units                                     26,747,108
PGE Share Price(2)                                      $        5.80
                                                        --------------
Market Capitalization                                   $ 155,133,226
                                                        ==============
                                                                         Cumulative
Preferred Stock                                                           Dividend
---------------                                                          ----------
Series B Cumulative Redeemable Preferred (3)              100,000,000        9.00%
                                                        --------------
Total Preferred                                           100,000,000
                                                        ==============

Total                                                   $ 255,133,226
                                                        ==============


                                                                         Weighted   Weighted Average Maturity
                                                                          Average       With        Without
                                                          Principal      Interest    Extension     Extension
Indebtedness                                             Outstanding      Rate(4)     Options       Options
------------                                            --------------   ---------   ---------     ---------
Secured                                                 $ 615,500,110       6.33%       4.85         3.99
Construction Financing                                    238,170,849       7.72%       1.52         0.52
Total                                                   $ 853,670,959

Weighted average interest rate includes the effect of the hedge agreements

Indebtedness Allocation
-----------------------
Fixed Rate                                              $ 241,610,736       8.74%       6.81          6.73
Hedged Variable Rate(5)                                   339,200,000       4.88%       3.68          2.17
Non-Hedged Variable Rate                                    9,789,374       4.40%       0.61          0.61
Senior Construction                                       163,170,849       3.92%       1.52          0.52
Mezzanine Construction                                     75,000,000      16.00%       1.52          0.52
Low-Floater Industrial Development Revenue Bonds (IDRBs)   24,900,000       3.49%       3.51          3.51
                                                        --------------
Total                                                   $ 853,670,959
                                                        ==============

(1)  Convertible one-for-one into common shares

(2)  Price as of June 30, 2003

(3) The Series B shares may be redeemed at our option at a redemption price of $25.00 per share plus accrued and unpaid dividends (which totaled
     $6,750,000 at June 30, 2003 for the fourth quarter of 2002 and the first and second quarter of 2003.)

(4)  Based on interest rates as of June 30, 2003

(5)  See Interest Rate Hedge Agreement schedule for hedge details


Capital Markets Activity
Six months ended June 30, 2003
Beginning Indebtedness Balance
(January 1, 2003)                           $  904,438,927

Indebtedness Retirement (First Quarter):
                                                 Amount
Property/Indebtedness Type                      Retired      Institution
------------------------------------------- ---------------  -----------------------------
IBM Plaza/Mezzanine                         $  (27,100,000)  Deutsche Banc BT Alex.Brown
IBM Plaza/Mezzanine                           (150,000,000)  Westdeutsche Immobilien Bank
Bank One Center/Mezzanine                      (60,820,285)  Deutsche Bank
Various/Mezzanine                              (11,407,212)  Security Capital Preferred
                                                              Growth, Inc.
Principal Amortization                          (1,200,775)  Various
     Total                                  $ (250,528,272)
                                            ===============

New Indebtedness (First Quarter):
                                                Current                                                      Interest Rate Loan
Property/Indebtedness Type                       Amount      Institution                   Classification       at 6/30/03 Maturity
------------------------------------------- ---------------  ----------------------------- -------------------- --------   ---------
IBM Plaza                                   $  195,000,000   Lehman Brothers Bank FSB      Hedged Variable Rate(1)  5.03%  3/15/2006
Bank One Center/Mezzanine                       75,000,000   LNR Property Corporation      Fixed Rate              16.00%   1/5/2004
Bank One Center/Additional Construction
 Proceeds                                        7,238,710   HypoVereinsbank               Hedged Variable Rate(1)  3.95%   1/5/2004
                                            ---------------
     Total                                  $  277,238,710
                                            ===============

Ending Indebtedness Balance
 (March 31, 2003)                           $  931,149,365
                                            ===============

Indebtedness Retirement (Second Quarter):
                                                 Amount
Property/Indebtedness Type                      Retired      Institution
------------------------------------------- ---------------  -----------------------------
National City Center                        $  (64,306,052)  Corus Bank
National City Center, Jorie Plaza, 208
 South LaSalle                                  (8,100,000)  Fleet national Bank
33 West Monroe                                  (7,000,000)  DGZ Deka Bank
Various/Mezzanine                               (5,714,506)  Security Capital Preferred
                                                              Growth, Inc.
Principal Amortization                            (911,835)  Various
                                            ---------------
     Total                                  $  (86,032,393)
                                            ===============

New Indebtedness (Second Quarter):
                                                Current                                                       Interest Rate Loan
Property/Indebtedness Type                       Amount      Institution                   Classification      at 6/30/03   Maturity
------------------------------------------- ---------------  ----------------------------- -------------------- --------   ---------
Bank One Center/Additional Construction
 Proceeds                                   $    8,553,987   HypoVereinsbank               Hedged Variable Rate(1) 3.92%    1/5/2004
                                            ---------------
     Total                                  $    8,553,987
                                            ===============

Ending Indebtedness Balance
 (June 30, 2003)                            $  853,670,959
                                            ===============

(1)  See Interest Rate Hedge Agreement schedule for hedge details.

Indebtedness Schedule
June 30, 2003

                                                                         Maturity
                                                                           Date
                                     Original           Loan               with    Annualized
                  Portfolio or         Loan    InterestTerm   Maturity   Extenion     Debt
Lender             Property           Amount     Rate   (yrs)   Date      Options    Service    06/30/02     06/30/03
------------------------------------------------------------------------------------------------------------------------
Fixed Rate
 Indebtedness:
CIGNA             Continental
                   Towers (1701
                   Golf Road)       75,000,000    7.22% 15.0    1/5/013            $6,487,877  $69,922,492  $68,434,417
CIBC Oppenheimer  Nardi Industrial  16,511,000    7.17% 10.0   5/1/2008             5,160,473   15,851,657   15,656,799
Midland Loan      Nardi Industrial
 Services                           15,556,000    7.17% 10.0   5/1/2008             1,263,400   14,934,793   14,751,206
Midland Realty    Nardi Industrial
 Funding                            14,933,000    7.17% 10.0   5/1/2008             1,213,780   14,336,672   14,160,437
Deutsche Banc     IBM Plaza (330
 Alex. Brown       North Wabash
                   Ave)             30,000,000   11.75%  2.0  2/23/2003                *N/A     28,300,000            -
Greenwich Capital 7100 Madison       3,908,000    8.44% 10.0   5/1/2010               369,266    3,853,752    3,823,795
LaSalle Bank, N.A.Jorie Plaza ( 800
                   Jorie Boulevard) 22,800,000    8.33% 10.0  12/1/2010             2,061,790   22,565,801   22,394,366
CIBC Oppenheimer  Narco River
                   Business Center   2,800,000    8.68% 10.0  12/1/2009               274,644    2,721,837    2,685,297
                       (1600 167th
                        Street)
Deutsche Banc     Brush Hill Office
 Mortgage Capital  Courte            8,200,000    8.76% 10.0   1/1/2010               774,816    8,075,009    8,015,039
                       (740
                        Pasquilleni
                        Drive)
Capital Company of208 South LaSalle
 America           Street           45,800,000    7.79% 15.0  4/11/2013             3,986,250   43,990,704   43,457,938
Deutsche Banc     Enterprise Office
 Alex. Brown       II (2305
                   Enterprise Dr.)   6,000,000    7.63% 10.0   3/1/2011               509,611    5,941,218    5,889,126
LaSalle Bank, N.A.555 Kirk Road and
                   1543 Abbott
                   Drive             2,500,000    7.35%  1.0  4/30/2005               246,565    2,404,185    2,368,679
Security Capital  Various
 Preferred Growth,
 Inc.                               37,279,909   13.50%  1.0  1/12/2004  7/10/2004                       -   19,973,636
Security Capital  Various
 Preferred Growth,
 Inc.                               20,000,000   15.75%  1.0  1/12/2004  7/10/2004                       -   20,000,000
                                                                                              --------------------------
Total Fixed Rate
 Indebtedness                                                                                  232,898,120  241,610,736

Hedged Variable Rate Indebtedness:(1)
DGZ Deka Bank     33 West Monroe
                   Street           67,000,000    2.79%  5.0 11/15/2005 11/15/2007  4,143,764   67,000,000   60,000,000
Greenwich Capital 180 North LaSalle
                   Street           60,000,000    5.13%  3.5  1/15/2004             5,543,125   60,000,000   60,000,000
Fleet National    33 West Monroe
 Bank              Street           12,500,000    8.18%  3.0 11/15/2004             1,145,833   12,500,000   12,300,000
Fleet National    Jorie Plaza and
 Bank              208 So. Lasalle
                   Street           20,000,000    8.32%  3.0 11/15/2004             2,129,167   20,000,000   11,900,000
Westdeutsche      IBM Plaza (330
 ImmobilienBank    North Wabash
                   Ave)            160,000,000    8.00%  3.0 12/13/2002 12/13/2004     *N/A    153,200,000            -
Lehman Brothers   IBM Plaza (330
 Bank FSB          North Wabash
                   Ave)            130,211,771    3.70%  3.0   3/9/2006   3/9/2008                       -  130,211,771
Lehman Brothers   IBM Plaza (330
 Bank FSB          North Wabash
                   Ave)             64,788,229    7.70%  3.0   3/9/2006   3/9/2008  9,808,500            -   64,788,229
                                                                                              --------------------------
Total Hedged Variable Rate
 Indebtedness                                                                                  312,700,000  339,200,000
                                                                                              --------------------------

Non-hedged Variable Rate
 Indebtedness:
Corus Bank        National City
                   Center           67,000,000    4.40%  5.0  4/30/2006             5,708,000   65,691,974            -
Corus Bank        200 South
                   Mitchell Court    4,235,000    5.25%  2.0   9/1/2003               235,815    4,166,996    4,079,335
LaSalle Bank, N.A.1455 Sequoia
                   Drive             6,000,000    3.79%  2.0  5/31/2004               471,458    5,631,972    5,710,039
TN Industrial     Tennessee
 Development       Portfolio
 Revenue Bonds                       9,000,000    1.55% 17.0  11/9/2002                *N/A      9,000,000            -
IN Industrial     Enterprise I -
 Development       Enterprise VI
 Revenue Bonds                      24,900,000    3.49%  5.0   1/2/2007             1,629,445   24,900,000   24,900,000
                                                                                              --------------------------
Total Non-hedged Variable Rate
 Indebtedness                                                                                  109,390,941   34,689,374
                                                                                              --------------------------

Construction
 Indebtedness
Deutsche Banc     Bank One Center
 Alex.Brown        Mezzanine Loan   65,000,000   23.00%  3.0   1/5/2004                *N/A     58,998,030            -
LNR Property      Bank One Center
 Corporation       Mezzanine Loan   75,000,000   16.00%  0.8   1/5/2004   1/5/2005 11,250,000            -   75,000,000
HypoVereinsbank   Bank One Center
                   Construction
                   Loan            222,000,000    3.92%  3.0   1/5/2004   1/5/2005  6,107,366  106,226,248  163,170,849
                                                                                              --------------------------
Total Construction
 Indebtedness                                                                                  165,224,278  238,170,849
                                                                                              --------------------------


Total Indebtedness                                                                            $820,213,338 $853,670,959
                                                                                              ==========================

*N/A - Not applicable as debt is no longer outstanding

(1)  See Interest Rate Hedge Agreement schedule for hedge details.

Recourse Indebtedness
As of June 30, 2003



Recourse Indebtedness:
------------------------------
                                                                        Current
                                                                         Loan        Recourse            Type of
Lender                         Property/Loan                            Amount        Amount            Financing
------------------------------ ------------------------------------- ------------- ------------- -----------------------

LaSalle Bank, N.A.             Letters of Credit                      $25,241,101   $25,241,101  Letter of Credit
CIGNA Investments, Inc.        Continental Towers                      68,434,417     2,145,692  Office Permanent
Corus Bank                     200 South Mitchell Court                 4,079,334     4,079,334  Office Permanent
Security Capital               Various                                 20,000,000    20,000,000  Mezzanine
Security Capital               Various                                 20,000,000    20,000,000  Mezzanine
LaSalle National Bank          Kirk Road/Abbott Drive                   2,368,679       625,000  Industrial Permanent
LaSalle National Bank          1455 Sequoia Drive                       5,710,039     5,710,039  Industrial Construction
Lehman Brothers Bank FSB       IBM Plaza                              195,000,000    10,000,000  Mezzanine
Westdeutsche ImmobilienBank    77 West Wacker Drive                   157,500,000     5,250,000  Office Permanent
DGZ DekaBank                   33 West Monroe Street                   60,000,000     3,000,000  Office Permanent
Hypo Vereinsbank               Bank One Center                        163,170,849    60,000,000  Office Construction
Fleet National Bank            33 West Monroe Street                   12,300,000    12,300,000  Mezzanine
Fleet National Bank            208 South LaSalle Street, Jorie Plaza   11,900,000    11,900,000  Mezzanine
                                                                     ------------- -------------
  Total Recourse Indebtedness                                        $745,704,419  $180,251,166
                                                                     ------------- -------------

Indebtedness Allocation as of June 30, 2003

Fixed Rate                                           28.3%
Hedged Variable Rate                                 39.7%
Non-hedged Variable Rate                              1.1%
Low Floaters IDRBs                                    2.9%
Construction Financing                               27.9%




Fixed Rate                                $   241,610,736
Hedged Variable Rate                      $   339,200,000
Non-hedged Variable Rate                  $     9,789,374
Low Floaters IDRBs                        $    24,900,000
Construction Financing                    $   238,170,849
                                           ---------------
                                          $   853,670,959

Interest Rate Hedge Agreements
June 30, 2003


                                Type of              Index       Notional        Floating   Financial                    Maturity
Counterparty                     Hedge     Strike    Rate        Amount          Index     Institution                    Date
----------------------------------------------------------------------------------------------------------------------------------

33 West Monroe Street, LLC        Cap       6.50%   1.1375%   $   67,000,000     1 MO LIBOR  CDC Financial Products Inc.  10/31/04

33 West Monroe Street, LLC        Cap       8.35%-  1.1800%   $   12,500,000     1 MO LIBOR  Fleet National Bank          11/15/03
                                            9.00%

330 North Wabash Avenue           Cap       4.25%   1.2200%   $  150,000,000     1 MO LIBOR  SMBC Capital Markets, Inc.   12/13/03

180 North LaSalle Street, LLC     Cap       7.25%   1.3200%   $   60,000,000     1 MO LIBOR  SBCM Derivative Products
                                                                                             Ltd.                        01/15/04

Prime Group Realty, LP            Cap       7.50%   1.3200%   $   11,900,000     1 MO LIBOR  Fleet National Bank         11/15/04

Dearborn Center, LLC              Cap       4.25%-  1.1038%   $  220,000,000 (1) 1 MO LIBOR  HVB Risk Management
                                            7.40%                                            Products, Inc.              01/05/04

330 North Wabash Avenue           Cap       6.60%   1.1800%   $  130,211,771     1 MO LIBOR  Lehman Brothers Financial
                                                                                             Products                    03/15/06

330 North Wabash Avenue Mezz      Cap       6.60%   1.1100%   $   64,788,229     1 MO LIBOR  Lehman Brothers Financial
                                                                                             Products, Inc.              03/15/06

Non-Consolidated Hedge Agreements

77 West Wacker Drive, LLC      Collar       7.75%  $  157,500,000     1 MO LIBOR  Fleet National Bank          09/30/04


(1) Notional amount increases automatically each month until it equals $230.0 million on December 22, 2003.

Indebtedness Maturities and Scheduled Amortization Payments
June 30, 2003


                                                            Cumulative
         Scheduled                     Total     Percentage Percentage
        Amortization   Scheduled     Scheduled    of Debt    of Debt
  Year    Payments    Maturities    Maturities    Maturing   Maturing
 ------ ------------ ------------- ------------- ---------- ----------
 2003    $2,109,104    $3,820,913    $5,930,017        0.7%       0.7%
 2004     8,991,744   362,044,484   371,036,228       43.5%      44.2%
 2005     3,530,649    62,299,999    65,830,648        7.7%      51.9%
 2006     3,771,872   195,000,000   198,771,872       23.3%      75.2%
 2007     3,961,217    24,900,000    28,861,217        3.4%      78.6%
 2008+    7,080,829   176,160,148   183,240,977       21.4%     100.0%
 ------ ------------ ------------- ------------- ----------
 TOTAL  $29,445,415  $824,225,544  $853,670,959      100.0%
        ============ ============= ============= ==========

Indebtedness Maturities with Extension Options and Amortization Payments June 30, 2003


                                                            Cumulative
         Scheduled                     Total     Percentage Percentage
       Amortization    Scheduled     Scheduled    of Debt    of Debt
 Year    Payments     Maturities    Maturities    Maturing   Maturing
------ ------------- ------------- ------------- ---------- ----------
2003    $16,581,800    $4,321,852   $20,903,652        2.4%       2.4%
2004      8,991,744   108,900,000   117,891,744       13.8%      16.2%
2005      3,530,649   240,470,848   244,001,497       28.6%      44.8%
2006      3,771,872             -     3,771,872        0.4%      45.2%
2007      3,961,217    84,900,000    88,861,217       10.4%      55.6%
2008+    64,788,231   313,452,746   378,240,977       44.4%     100.0%
------ ------------- ------------- ------------- ----------
TOTAL  $101,625,513  $752,045,446  $853,670,959      100.0%
       ============= ============= ============= ==========



   Indebtedness Maturity Schedule through 2004
   As of June 30, 2003

                                                                                             2003
                                                                          Current            Debt        Maturity with
   Type             Lender                    Portfolio/Property           Amount          Maturity    extension options
   ---------------------------------------------------------------------------------------------------------------------

   Variable         Corus Bank                200 South Mitchell Court    $4,079,334         9/1/2003          9/1/2003

                                                                       --------------
                                                                          $4,079,334
                                                                       ==============

                                                                                             2004
                                                                          Current            Debt        Maturity with
   Type             Lender                    Portfolio/Property           Amount          Maturity    extension options
   ---------------------------------------------------------------------------------------------------------------------

   Fixed            Security Capital          Various                    $20,000,000        1/12/2004         7/10/2004

   Fixed            Security Capital          Various                     20,000,000        1/12/2004         7/10/2004

   Hedged Variable  Greenwich Capital         180 North LaSalle Street    60,000,000        1/15/2004         1/15/2004

   Variable         LaSalle Bank              1455 Sequoia Drive           5,710,039        5/31/2004         5/31/2004

   Hedged Variable  Fleet National Bank       33 West Monroe Street       12,300,000       11/15/2004        11/15/2004

   Hedged Variable  Fleet National Bank       Jorie Plaza, 208 South
                                               LaSalle Street             11,900,000       11/15/2004        11/15/2004

   Fixed            LNR Property Corporation  Bank One Center             75,000,000         1/5/2004          1/5/2005

   Hedged Variable  HypoVereinsbank           Bank One Center            163,170,849         1/5/2004          1/5/2005

   Hedged Variable  Westdeutsche Immobilien   77 West Wacker Drive (1)
                     Bank                                                157,500,000        9/29/2004         9/29/2005
                                                                       --------------

                                                                        $525,580,888
                                                                       ==============

(1)  We have a 50.0% joint venture interest in this property.

Maturing Contractual Obligations
June 30, 2003


                                                                          Payments Due by Period
                                                                          (dollars in thousands)
                                                            --------------------------------------------------
                                                                              2004-        2006-
          Contractual Obligations(A)               Total          2003         2005         2007  Thereafter
------------------------------------------------------------ ---------- ------------ -------------------------
Mortgages and notes payable                    $    590,600 $    5,930 $    198,696 $    202,733 $    183,241
Bonds payable(B)                                     24,900          -            -       24,900            -
Construction financing                              238,171          -      238,171            -            -
Capital lease obligations                               434        140          294            -            -
Operating leases                                     11,705      1,649        4,522        3,623        1,911
Tenant improvement allowances (C)(D)
                                                     22,185     22,185            -            -            -
Liabilities for leases
assumed and lease reimbursement obligations(E)
                                                     87,688      6,678       23,596       18,390       39,024
Deferred interest and loan exit fees                  4,687          -        4,687            -            -
                                                ------------ ---------- ------------ ------------ ------------
Total contractual cash
   obligations                                 $    980,370 $   36,582 $    469,966 $    249,646 $    224,176
                                                ============ ========== ============ ============ ============




(A) We anticipate funding these obligations from operations and the proceeds of equity, debt, or asset sale(s) transaction(s).
(B) The scheduled maturity date for the bonds is 2022. The earlier payment due shown here reflects the 2007 scheduled expiration of letters of credit which credit enhance the bonds, which if not extended or replaced, would accelerate the maturity of the bonds.
(C) We have escrows of $2.3 million which may be utilized to fund these obligations.
(D) Tenant improvement allowances of $18.5 million correspond to Bank One Center and will be funded through its construction loan. We anticipate this obligation will be funded in 2003.
(E) These obligations would be offset by any receipts from subleasing of the related space. On March 19, 2003, we refinanced the Bank One Center mezzanine loan in conjunction with our refinancing, our escrow obligations were restructured. Please see our Form 10-Q, Note 10 - Recent Developments and Note 17 - Commitments and Contingencies to our Consolidated Financial Statements for a description of the Citadel Reimbursement Obligations.



                                         Total       Amount of Commitment Expiration Per Period
                                        Amounts                (dollars in thousands)
Other Commercial Commitments(A)        Committed         2003   2004-2005   2006-2007   Thereafter
-------------------------------------------------- ----------- ----------- -----------------------
   Standby letters of credit         $     25,461 $       220 $         - $    25,241 $         -
   Guarantees                             115,010       4,079      98,785           -      12,146
   Unconsolidated joint ventures           83,456       5,000      78,456           -           -
   Tax indemnifications                    70,461          (B)         (B)         (B)         (B)
   Series B preferred shares                   (C)     11,250      18,000      18,000          (C)
                                     ------------- ----------- ----------- -----------------------
Total commercial commitments         $    294,388 $    20,549 $   195,241 $    43,241 $    12,146
                                      ============ =========== =========== =========== ===========



(A) Please see our Form 10-Q, section "Liquidity and Capital Resources" for additional information regarding the above.
(B) The amount of certain indemnities decreases by 10% each calendar year on each anniversary date of our November 17, 1997 initial public offering.
(C) Dividends are cumulative and payable at a 9.0% annual rate each quarter that the Series B Shares remain outstanding. The Series B Shares rank senior to the common shares as to the payment of dividends. No Series B Shares dividend has been declared or paid for the fourth quarter of 2002 nor the first and second quarters of 2003.



Prime Group Realty Trust
Capital Expenditure Disclosure  (1)
June 30, 2003

                                        Three Months   Three Months    Six Months     Six Months     Year Ended   Year Ended
                                        Ended June 30  Ended June 30   Ended June 30  Ended June 30  December 31  December 31
                                            2003         2002            2003           2002           2002        2001
                                        ----------------------------  -----------------------------  ------------------------
                                                      (dollars in thousands, except per square foot amounts)
From statement of cash flows
Additions to operating properties           $8,989       $5,266          $37,101        $9,212         26,456     28,813
Additions to property under
 development                                 2,417       28,334            2,410        68,424         97,956    122,411

Supplemental disclosure   (2)
Capital improvements:
Weighted average square feet in
 portfolio                              12,493,047   12,571,990       12,547,543    12,625,181     12,163,958 12,748,665
Property related capital expenditures          527          526              940         1,228          2,398      2,595
Per weighted average square foot in
 portfolio                                    0.04         0.04             0.07          0.10           0.20       0.20

Tenant improvements and leasing costs:  (3)
Office:
Retenanted space
Retenanted square feet                      42,355       13,580          135,160       120,654        158,683    346,496
Tenant improvements and leasing costs        1,023          231            1,968         2,569          3,199     10,647
Per square foot leased                       24.15        17.02            14.56         21.30          20.16      30.73
Renewal space
Renewal square feet                        147,619        3,955          242,473        41,128        255,012    245,013
Tenant improvements and leasing costs        1,247           22            3,804           523          3,868      2,767
Per square foot leased                        8.45         5.61            15.69         12.71          15.17      11.29

Industrial:
Retenanted space
Retenanted square feet                           -            -                -       154,275        154,275    160,085
Tenant improvements and leasing costs            -            -                -             -              -        615
Per square foot leased                           -            -                -             -              -       3.84
Renewal space
Renewal square feet                              -            -                -             -              -    424,455
Tenant improvements and leasing costs            -            -                -             -              -        554
Per square foot leased                           -            -                -             -              -       1.31
                                        ----------------------------  -----------------------------  ------------------------

Total capital improvements, tenant
 improvements and leasing costs             $2,797         $779           $6,712        $4,321         $9,464    $17,178
                                       =============================  =============================  ========================


(1)    Includes 77 West Wacker and properties previously sold.
(2)    Presented on the accrual basis.
(3)    Renewals exclude lease terms less than 36 months.

Total Office and Industrial Properties and Square Feet Owned
  and Joint Venture Development Interests
June 30, 2003

TOTAL PROPERTIES OWNED:

Office Properties
Total CBD Office Owned                                      5
Total Suburban Office Owned                                 9
                                              ----------------

Total Office Owned                                         14

Industrial Properties
Total Warehouse/Distribution Industrial Owned              19
Total Manufacturing Industrial Owned                       11
                                              ----------------

Total Industrial Owned                                     30
                                              ----------------

Total Office and Industrial Owned                          44
                                              ================



JOINT VENTURE AND DEVELOPMENT INTERESTS:

                                                Square Feet
                                              ----------------
77 West Wacker Drive  CBD Office                      944,556
Thistle Landing       Suburban Office                 386,048
                                              ----------------
Total Joint Venture and Development Interests       1,330,604
                                              ================


Property Summary
June 30, 2003                                                              Gross Leasable Area    Annualized Base Rent
                                                                        ------------------------------------------------
                                                                                                                Annual
                                                                                                                 Base
                                                Rentable                   Square                              Rent per
                                                Square     Year Built/    Footage  % Leased as of  Annualized   Square
                                     City         Feet      Renovated     Leased   June 30, 2003   Base Rent     Foot
                                ----------------------------------------------------------------------------------------
CBD Office Properties
--------------------------------
180 North LaSalle Street         Chicago, IL     760,929      1972/1999    629,661          82.7% $10,664,469    $16.94
208 South LaSalle Street         Chicago, IL     865,410     1914/1956/    803,219          92.8%  10,973,831     13.66
                                                              1982/1991
33 West Monroe Street            Chicago, IL     852,075           1980    183,688          21.6%   2,156,290     11.74
77 West Wacker Drive             Chicago, IL     944,556           1992    867,852          91.9%  25,446,828     29.32
Bank One Center                  Chicago, IL   1,502,113           2003  1,014,111          67.5%  24,399,531     24.06
IBM Plaza                        Chicago, IL   1,364,635           1971  1,221,390          89.5%  20,515,968     16.80
                                              -----------               ------------------------------------------------
     Subtotal                                  6,289,718                 4,719,921          75.0%  94,156,917     19.95

Suburban Office Properties
--------------------------------
7100 Madison Avenue             Willowbrook,
                                      IL          50,157           1998     50,157         100.0%     558,504     11.14
Atrium Building                 Naperville, IL    65,361           1979     57,152          87.4%     783,500     13.71
Brush Hill Office Court          Westmont, IL    109,904           1986    109,904         100.0%   1,559,048     14.19
Continental Towers                 Rolling
                                  Meadows, IL    925,091 1977/1979/1981    714,954          77.3%  10,384,892     14.53
Enterprise Center II            Westchester,
                                      IL          62,619      1998/1999     54,270          86.7%     770,260     14.19
Jorie Plaza                     Oak Brook, IL    191,666      1961/1992    186,493          97.3%   3,372,889     18.09
Narco River Business Center     Calumet City,
                                      IL          64,929           1981     52,674          81.1%     648,274     12.31
Narco Tower Road                Schaumburg, IL    50,400           1992     50,400         100.0%     622,944     12.36
Olympian Office Center            Lisle, IL      167,042           1989    151,696          90.8%   2,600,502     17.14
Thistle Landing                  Phoenix, AZ     386,048           2000    259,006          67.1%   3,391,524     13.09
                                              -----------               ------------------------------------------------
     Subtotal                                  2,073,217                 1,686,706          81.4%  24,692,336     14.64
                                              -----------               ------------------------------------------------

Total Office:                                  8,362,935                 6,406,627          76.6%$118,849,254    $18.55

Industrial Properties
--------------------------------
1401 South Jefferson Street      Chicago, IL      17,265      1965/1985     17,265         100.0%    $105,904     $6.13
1543 Abbott Drive                Wheeling, IL     43,930           1983     43,930         100.0%     152,095      3.46
350 Randy Road                  Carol Stream,
                                      IL          25,200           1974     22,050          87.5%     132,576      6.01
550 Kehoe Boulevard             Carol Stream,
                                      IL          44,575           1997     44,575         100.0%     312,649      7.01
555 Kirk Road                   St. Charles,
                                      IL          62,400           1990     62,400         100.0%     268,320      4.30
Arlington Heights Combined      Arlington Hts,
                                      IL         304,506           1978    304,506         100.0%   1,079,204      3.54
1051 Kirk Road                   Batavia, IL     120,004           1990          -           0.0%           -         -
200 Fullerton                   Carol Stream,
                                      IL          66,254      1968/1995     66,254         100.0%     358,269      5.41
4211 Madison                     Hillside, IL     90,344      1977/1992     90,344         100.0%     414,279      4.59
4300 Madison                     Hillside, IL    127,129           1980    103,350          81.3%     492,254      4.76
Narco Elmhurst - 343 Carol Lane  Elmhurst, IL     30,084           1989          -           0.0%           -         -
Narco Elmhurst - 370 Carol Lane  Elmhurst, IL     60,290      1977/1994     60,290         100.0%     288,552      4.79
Narco Elmhurst - 388 Carol Lane  Elmhurst, IL     40,502           1979     40,502         100.0%     244,527      6.04
Narco Elmhurst-342-46 Carol Lane Elmhurst, IL     67,935           1989     67,935         100.0%     378,324      5.57
Narco Hillside-4160-70 Madison   Hillside, IL     79,532      1974/1994     79,532         100.0%     408,894      5.14
Tri-State Industrial-11039 Gage Franklin Park,
                                      IL          21,935      1965/1993     21,935         100.0%     129,197      5.89
Tri-State Industrial-11045 Gage Franklin Park,
                                      IL         136,600      1970/1992    136,600         100.0%     601,040      4.40
Prime Aurora                      Aurora, IL     257,600           2000    161,000          62.5%     523,251      3.25
200 S. Mitchell                  Addison, IL     152,200           1985    152,200         100.0%     607,709      4.00
Enterprise Center VII- A,P       Chicago, IL     462,670   1916/1991-96    462,670         100.0%   1,507,736      3.26
Enterprise Center VIII           Chicago, IL     242,199   1916/1991-96     81,859          33.8%     311,771      3.81
Enterprise Center IX- Q,R,S      Chicago, IL     162,682   1916/1991-96    107,469          66.1%     329,930      3.07
Enterprise Center X-T,C          Chicago, IL     172,775   1916/1991-96    169,659          98.2%     444,790      2.62
Enterprise Center II            East Chicago,
                                      IN         169,435   1917/1991-97     28,978          17.1%      89,020      3.07
Enterprise Center III           East Chicago,
                                      IN         291,550   1917/1991-97    154,275          52.9%     600,000      3.89
Enterprise Center IV            East Chicago,
                                      IN          87,484   1917/1991-97     85,800          98.1%     284,086      3.31
East Chicago Enterprise Center  East Chicago,
                                      IN          14,070   1917/1991-97     14,070         100.0%      31,658      2.25
Enterprise Center V              Hammond, IN     196,475      1920-1952    196,475         100.0%     464,987      2.37
Enterprise Center VI             Hammond, IN     250,266      1920-1952    248,255          99.2%     842,679      3.39
Hammond Enterprise Center         Hammond IN      76,821      1920-1952     70,797          92.2%     193,479      2.73
                                              -----------               ------------------------------------------------
Total Industrial                               3,874,712                 3,094,975          79.9% $11,597,180     $3.75

Total Office                                   8,362,935                 6,406,627          76.6%$118,849,254    $18.55
                                              -----------               ------------------------------------------------

Total                                         12,237,647                 9,501,602          77.6%$130,446,432    $13.73
                                              ===========               ================================================

Office Lease Expiration Schedule
June 30, 2003




                                                         Average Annual
                               Annual Base*  Percentage   Rent per Net   Net Rentable   Percentage of
                  Number of     Rent Under        of       Rentable SF   Area Subject  Total Leased SF
 Year of Lease     Expiring      Expiring     Expiring   Represented by  to Expiring    Represented by
   Expiration       Leases        Leases        Leases   Expiring Leases Leases (SF)   Expiring Leases
---------------- ------------ ------------- ------------ --------------- ------------ ------------------
           2003           59    $3,067,753          2.4%         $16.41      186,911                3.1%
           2004           86    $6,556,027          4.8%         $15.24      430,263                7.1%
           2005          128   $10,381,890          7.7%         $14.54      713,952               11.8%
           2006           72   $10,630,674          7.8%         $13.98      760,171               12.6%
           2007           43   $28,110,309         20.7%         $28.12      999,814               16.5%
           2008           44    $7,079,870          5.2%         $17.37      407,631                6.7%
           2009           21    $4,933,019          3.6%         $21.22      232,478                3.8%
           2010           19   $16,876,065         12.4%         $28.15      599,445                9.9%
           2011            4    $1,624,463          1.2%         $20.06       80,968                1.3%
          2012+           32   $46,340,052         34.2%         $28.34    1,635,257               27.2%
---------------- ------------ ------------- ------------                 ------------ ------------------
 Total/Average           508  $135,600,122        100.0%         $22.42    6,046,890              100.0%
                              ============= ============                 ============ ==================

*Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.

See Capital Expenditure Disclosure schedule for historical costs associated with retenanting space.

Industrial Lease Expiration Schedule
June 30, 2003



                                                                               Net
                                                                             Rentable
                                                                              Area
                                 Annual                     Average Annual    Subject
                      Number      Base*                      Rent per Net      to        Percentage of
                        of     Rent Under   Percentage of    Rentable SF     Expiring   Total Leased SF
   Year of Lease     Expiring   Expiring      Expiring      Represented by   Leases      Represented by
     Expiration       Leases     Leases         Leases     Expiring Leases     (SF)     Expiring Leases
-------------------- -------- ------------ --------------- ---------------- ---------- ------------------
               2003        4     $287,787             2.2%           $2.49    115,777                3.7%
               2004        9   $1,338,114            10.3%           $4.00    334,600               10.8%
               2005        8   $1,589,379            12.2%           $4.23    375,426               12.1%
               2006       13   $2,417,413            18.6%           $4.63    521,759               16.8%
               2007        4     $771,439             5.9%           $3.72    207,333                6.7%
               2008        5     $928,052             7.1%           $4.37    212,501                6.8%
               2009        0           $0             0.0%           $0.00          -                0.0%
               2010        2     $968,462             7.5%           $3.92    246,800                8.0%
               2011        4   $1,194,882             9.2%           $6.07    196,766                6.3%
              2012+        6   $3,485,957            27.0%           $3.91    891,551               28.8%
-------------------- -------- ------------ ---------------                  ---------- ------------------
   Total/Average          55  $12,981,485           100.0%           $4.18  3,102,513              100.0%
                     ======== ============ ===============                  ========== ==================

*Does not include month-to-month leases
Annual rent is contract rent per lease which may be gross or net depending on the lease.

See Capital Expenditure Disclosure schedule for historical costs associated with retenanting space.



Largest Office Tenants by Square Footage
June 30, 2003                                                  Percent                Percent
                                                     Total      SF of    Annualized     of
                                                     Square     Total     YTD 2003     Total        Gross
                                                    Footage    Office      Gross      Office       Revenue
           Tenant                  Building         Occupied  Portfolio  Revenue(1)  Portfolio       PSF
---------------------------- --------------------- ---------- --------- ------------ --------- ----------------

Bank One, N.A.               Bank One Center         603,767       7.5%  19,606,600       7.7%          $32.47

Jenner & Block, LLC          IBM Plaza               338,032       4.2%  12,352,388       4.8%          $36.54

IBM Corporation              IBM Plaza/Continental
                              Towers/Narco Tower     332,999       4.2%   8,400,776       3.3%          $25.23

Citadel Investment Group,    Bank One Center
 LLC(2)                                              274,417       3.4%  11,198,200       4.4%          $40.81

ABN AMRO Capital Markets     208 South LaSalle
 Holdings, Inc.               Street                 255,764       3.2%   5,508,938       2.2%          $21.54

R.R. Donnelley & Sons        77 West Wacker Drive
 Company                                             241,569       3.0%  12,463,848       4.9%          $51.60

Wachovia Securities, Inc.    77 West Wacker Drive    197,384       2.5%  11,874,356       4.6%          $60.16

Accenture                    180 North LaSalle
                              Street                 171,887       2.2%   5,206,742       2.0%          $30.29

Trizec Properties, Inc.      IBM Plaza               163,746       2.1%   6,533,178       2.6%          $39.90

Jones Day                    77 West Wacker Drive    134,221       1.7%   6,751,400       2.6%          $50.30
                                                   ---------- --------- ------------ --------- ----------------
                                                   2,713,786      34.0% $99,896,426      39.1%          $36.81
                                                   ========== ========= ============ =========

(1) Does not include straight-line rent

(2) For comparative purposes, gross revenue is computed as if this tenant occupied its space for all of 2003. This tenant took occupancy on April 1, 2003.

Largest Industrial Tenants by Square Footage
June 30, 2003

                                                                                                     Percent
                                                                    Total     Percent   Annualized     of
                                                                    Square    of Total   YTD 2003     Total     Gross
                                                                   Footage   Industrial   Gross      Office     Revenue
Tenant                                     Building                Occupied  Portfolio   Revenue(1) Portfolio    PSF
---------------------------- ------------------------------------ ---------- ---------- ----------- --------- ----------

Co-Steel USA Distribution    Enterprise Center VII                  385,345        9.9%  1,913,984      11.0%     $4.97

A.M. Castle & Co.            Enterprise Center V                    252,595        6.5%  1,002,782       5.8%     $3.97
                             Hammond Enterprise Center

StrandTek International,     Enterprise Center VIII, IX, X
 Inc.                                                               230,644        6.0%  1,416,776       8.1%     $6.14
                             East Chicago Enterprise Center

Dynamic Manufacturing        4160-4190 Madison/4300 Madison/ 4211
                              Madison                               184,191        4.8%  1,332,884       7.6%     $7.24
  Company

Amurol Confections Company   1455 Sequoia Drive                     161,000        4.2%    699,230       4.0%     $4.34

Electric Coating             Enterprise III
 Technologies, LLC(2)                                               154,275        4.0%    837,048       4.8%     $5.43

Semblex Corporation          388 Carol Lane/370 Carol Lane/342-
                              346 Carol Lane                        143,917        3.7%    975,782       5.6%     $6.78

Standard Motor
 Products, Inc.              11045 Gage Avenue                      136,600        3.5%    790,040       4.5%     $5.78

HECO Equipment Management    Enterprise Center VI
 Services                                                           104,182        2.7%    494,416       2.8%     $4.75

Berlin Packaging Corporation Arlington Heights                      104,000        2.7%    531,782       3.1%     $5.11
                                                                  ---------- ---------- ----------- --------- ----------
                                                                  1,856,749       47.9% $9,994,724      57.3%     $5.38
                                                                  ========== ========== =========== =========

(1) Does not include straight-line rent
(2) For comparative purposes, gross revenue is computed as if this tenant occupied its space for all of 2003. This tenant took occupancy on June 6, 2003.

SIC Code
June 30, 2003

                                                 Percent of Percent of
                                                   Total      Total
                                                 Annualized   Square
 Code                                            Base Rent     Feet
-------                                          ---------- ----------
  8100   Legal Services                              21.40%     13.30%
  6000   Depository Institutions                     19.40%     19.10%
  7300   Business Services                            8.20%      7.50%
  2700   Printing & Publishing                        6.60%      2.40%
  6200   Security & Commodity Brokers                 5.80%      2.80%
  6500   Real Estate                                  5.00%      2.80%
  3400   Fabricated Metal Products                    4.80%     14.80%
  4800   Communication                                4.50%      4.20%
  3500   Industrial Machinery & Equipment             3.20%      4.60%
  3900   Misc. Manufacturing Industries               2.00%      4.80%
  8300   Social Services                              1.90%      2.10%
  8700   Engineering & Management Services            1.80%      1.00%
  9400   Administration of Human Resources            1.80%      1.20%
  5900   Misc. Retail                                 1.10%      0.06%
  6400   Insurance Agents, Brokers, & Services        1.00%      0.08%
  2000   Food/Kindred Products                        0.90%      2.00%
  3600   Electronic & Other Electrical Equipment      0.80%      1.20%
  7200   Personal Services                            0.70%      0.06%
  8200   Educational Services                         0.70%      0.04%
  9300   Finance, Taxation & Monetary Policy          0.50%      0.08%
         Other                                        7.90%     15.88%
                                                 ---------- ----------

                                                    100.00%    100.00%
                                                 ========== ==========

                         INVESTOR RELATIONS INFORMATION

Inquiries:

Prime Group Realty Trust (NYSE: PGE) welcomes any questions or comments from shareholders, analysts, investment managers, media or prospective investors.

Please address all inquiries to our Investor Relations Department:
-----------------------------------------------------------------

Melissa J. Williams
Investor Relations Representative
Prime Group Realty Trust
77 West Wacker Drive
Suite 3900
Chicago, Illinois 60601

Phone:       312.917.8788
Facsimile:   312.917.1597
E-mail:      mwilliams@pgrt.com
Website:     www.pgrt.com

Independent Public Accountants:
Ernst & Young, LLP
Chicago, Illinois

Transfer Agent Services:
LaSalle National Bank
800-246-5761

Research Coverage:
Legg Mason Wood Walker, Inc.       David M. Fick           410.454.5018
                                   Kenneth S. Weinberg     410.454.5175

Stock Exchange Listing:
New York Stock Exchange
Common Shares Symbol: PGE
Preferred Shares Symbol: PGE pb

Our Supplemental Financial Package is available via e-mail. If you would like to receive this document electronically, please send your e-mail address to: mwilliams@pgrt.com.In addition, please see the Investor Information section of our website for all financial reports.



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